                                                                      Exhibit 18


                          FORM OF AMENDED RULE 18f-3 PLAN


                                  RULE 18f-3 PLAN


     1. A Portfolio of the Fund ("Portfolio") may issue more than one class of voting stock ("Class"), provided that:

          (a)  Each such Class:

               (1) (i) Shall have a different arrangement for shareholder services or the distribution of securities or both, and shall pay all of the expenses of that arrangement; and

                    (ii) May pay a different share of other expenses, not including advisory or custodial fees or other expenses related to the management of the Portfolio's assets, if those expenses are actually incurred in a different amount by that Class, or if the Class receives services of a different kind or to a different degree than other Classes;

               (2) Shall have exclusive voting rights on any matter submitted to shareholders that relates solely to its arrangement;

               (3) Shall have separate voting rights on any matter submitted to shareholders in which the interests of one Class differ from the interests of any other Class; and

               (4) Shall have in all other respects the same rights and obligations as each other class.

          (b) Expenses may be waived or reimbursed by the Portfolio's adviser, underwriter, or any other provider of services to the Portfolio.

          (c) (1) Any payments made under paragraph (a)(1)(i) of this Plan shall conform to Appendix A to this Plan, as such Appendix A shall be amended from time to time by the Board.

               (2) Before any vote on the Plan or the Appendix, the Directors shall be provided, and any agreement relating to a Class arrangement shall require the parties thereto to furnish, such information as may be reasonably necessary to evaluate the Plan.

               (3) The provisions of the Plan in Appendix A are severable for each Class, and whenever any action is to be taken with respect to the Plan in Appendix A, that action will be taken separately for each Class.

          (d) A Portfolio may offer a Class with an exchange privilege providing that securities of the Class may be exchanged for certain securities of another Portfolio. Such exchange privileges are summarized in Appendix B, as may be modified by the Board from time to time, and are set forth in greater detail in the prospectuses of each of the Classes.

               APPENDIX A


          RBB FUND
          CURRENT DISTRIBUTION FEE LEVELS
          JUNE __, 1998

          --------------------------------------------------


A.   MONEY MARKET PORTFOLIO

                              Current Distribution
     Class                          Fee Level               Effective Date
     -----                    --------------------          --------------
1.   Sansom Street (Class I)              fee 0.05%         4/10/91
     Shareholder Service Fee                  0.10%         8/16/88

2.   Bedford (Class L)                    fee 0.60%         11/17/94

3.   Cash Preservation                    fee 0.40%         4/10/91
     (Class G)

4.   RBB Family (Class E)                 fee 0.40%         4/10/91

5.   Janney (Class Alpha 1)               fee 0.60%         2/l/95


B.   MUNICIPAL MONEY MARKET PORTFOLIO

                              Current Distribution
     Class                          Fee Level               Effective Date
     -----                    --------------------          --------------

1.   Sansom Street                        fee 0.05%         4/10/91
     (Class G)
     Shareholder Service Fee                  0.10%         8/16/88

2.   Bedford (Class M)                    fee 0.60%         11/17/94

3.   Cash Preservation                    fee 0.40%         4/10/91
     (Class H)

4.   RBB Family (Class F)                 fee 0.40%         4/10/91

5.   Janney (Class Alpha 2)               fee 0.60%         2/l/95



C.   GOVERNMENT OBLIGATION MONEY MARKET PORTFOLIO

                              Current Distribution
     Class                          Fee Level               Effective Date
     -----                    --------------------          --------------
1.   Sansom Street (Class K)              fee 0.05%         4/10/91
     Shareholder Service Fee                  0.10%         8/16/88

2.   Bedford (Class N)                    fee 0.60%         11/17/94

3.   Janney (Class Alpha 3)               fee 0.60%         2/l/95


D.   GOVERNMENT SECURITIES PORTFOLIO

                              Current Distribution
     Class                          Fee Level               Effective Date
     -----                    --------------------          --------------

1.   RBB Family (Class P)                 fee 0.40%         4/10/91


E.   NEW YORK MUNICIPAL MONEY MARKET PORTFOLIO

                              Current Distribution
     Class                          Fee Level               Effective Date
     -----                    --------------------          --------------

1.   Janney (Class Alpha 4)               fee 0.60%         2/l/95


F.   BEA INTERNATIONAL EQUITY PORTFOLIO

                              Current Distribution
     Class                          Fee Level               Effective Date
     -----                    --------------------          --------------

1.   BEA Institutional                     None             None
     Class T)
2.   BEA Investor (Class II)               fee .50%         7/10/96

3.   BEA Advisor                           fee .25%         7/10/96
     (Class MM)


G.   BEA EMERGING MARKETS PORTFOLIO

                              Current Distribution
     Class                          Fee Level               Effective Date
     -----                    --------------------          --------------
1.   BEA Institutional                     None             None
     (Class V)
2.   BEA Investor (Class JJ)               fee .50%         7/10/96

3.   Bea Advisor (Class NN)                fee .25%         7/10/96


H.   BEA HIGH YIELD PORTFOLIO

                              Current Distribution
     Class                          Fee Level               Effective Date
     -----                    --------------------          --------------

1.   BEA Institutional                     None             None
     (Class U)
2.   BEA Investor (Class KK)               fee .50%         7/10/96

3.   BEA Advisor (Class OO)                fee .25%         7/10/96


I.   BEA U.S. CORE EQUITY PORTFOLIO

                              Current Distribution
     Class                          Fee Level               Effective Date
     -----                    --------------------          --------------

1.   BEA Institutional                     None             None
     (Class X)

2.   BEA Advisor                           fee .25%         ---------
     (Class HHH)


J.   BEA U.S. CORE FIXED INCOME PORTFOLIO

                              Current Distribution
     Class                          Fee Level               Effective Date
     -----                    --------------------          --------------

1.   BEA Institutional                     None             None
     (Class Y)


K.   BEA STRATEGIC GLOBAL FIXED INCOME PORTFOLIO

                              Current Distribution
     Class                          Fee Level               Effective Date
     -----                    --------------------          --------------

1.   BEA Institutional                     None             None
     (Class Z)


L.   BEA MUNICIPAL BOND FUND

                              Current Distribution
     Class                          Fee Level               Effective Date
     -----                    --------------------          --------------

1.   BEA Institutional                     None             None
     (Class A)


M.   BEA SHORT DURATION PORTFOLIO

                              Current Distribution
     Class                          Fee Level               Effective Date
     -----                    --------------------          --------------

1.   BEA Institutional                     None             None
     (Class BB)


N.   BEA BALANCED PORTFOLIO

                              Current Distribution
     Class                          Fee Level               Effective Date
     -----                    --------------------          --------------

1.   BEA Institutional                     None             None
     (Class CC)


O.   BEA GLOBAL TELECOMMUNICATIONS PORTFOLIO

                              Current Distribution
     Class                          Fee Level               Effective Date
     -----                    --------------------          --------------

1.   BEA Investor (Class LL)               fee .50%         7/10/96
2.   BEA Advisor (Class PP)                fee .25%         7/10/96


P.   BEA LONG-SHORT MARKET NEUTRAL PORTFOLIO

                              Current Distribution
     Class                          Fee Level               Effective Date
     -----                    --------------------          --------------

1.   BEA Institutional                     None
     (Class ZZ)
2.   BEA Advisor                           fee .25%
     (Class AAA)


Q.   BEA LONG-SHORT EQUITY PORTFOLIO

                              Current Distribution
     Class                          Fee Level               Effective Date
     -----                    --------------------          --------------
1.   BEA Institutional                     None
     (Class BBB)
2.   BEA Advisor                           fee .25%
     (Class CCC)


R.   BEA SELECT ECONOMIC VALUE EQUITY FUND

                              Current Distribution
     Class                          Fee Level               Effective Date
     -----                    --------------------          --------------

1.   BEA Institutional                     None
     (Class FFF)
2.   BEA Advisor                           fee .25%
     (Class GGG)


S.   BOSTON PARTNERS LARGE CAP VALUE FUND

                              Current Distribution
     Class                          Fee Level               Effective Date
     -----                    --------------------          --------------

1.   Institutional Class                  fee 0.04%         10/16/96
     (Class QQ)
2.   Advisor Class                        fee 0.50%         10/16/96
     (Class SS)
3.   Investor Class                       fee 0.25%         10/16/96
     (Class RR)


T.   BOSTON PARTNERS MID CAP VALUE FUND

                              Current Distribution
     Class                          Fee Level               Effective Date
     -----                    --------------------          --------------

1.   Institutional Class                  fee 0.04%         6/1/97
     (Class TT)
2.   Investor Class                       fee 0.25%         6/1/97
     (Class UU)


U.   BOSTON PARTNERS BOND FUND

                              Current Distribution
     Class                          Fee Level               Effective Date
     -----                    --------------------          --------------

1.   Institutional Class                  fee 0.04%         12/29/97
     (Class VV)
2.   Investor Class                       fee 0.25%         12/29/97
     (Class WW)


V.   BOSTON PARTNERS MICRO CAP VALUE FUND

                              Current Distribution
                                    Fee Level               Effective Date
                              --------------------          --------------

1.   Institutional Class                  fee 0.25%         7/01/98
     (Class DDD)
2.   Investor Class                       fee 0.25%         7/01/98
     (Class EEE)

W.   SCHNEIDER CAPITAL MANAGEMENT VALUE FUND

                              Current Distribution
     Class                          Fee Level               Effective Date
     -----                    --------------------          --------------

1.   Investor (Class YY)                   None             4/6/98

APPENDIX B

EXCHANGE PRIVILEGES OF THE PORTFOLIOS
OF THE RBB FUND, INC.


----------------------------------------------------------------------------------------------------------------------------------
----------------------------------------------------------------------------------------------------------------------------------
 FAMILY                                      EACH PORTFOLIO (CLASS) . . .
                                                                                         MAY BE EXCHANGED FOR ANY OF
----------------------------------------------------------------------------------------------------------------------------------
 BEA (Institutional Classes)                 International Equity (T)
                                             High Yield (U)                              International Equity (T)
                                             Emerging Markets Equity (V)                 Strategic Fixed Income (U)
                                             U.S. Core Equity (X)                        Emerging Markets Equity (V)
                                             U.S. Core Fixed Income (Y)                  U.S. Core Equity (X)
                                             Strategic Global Fixed Income (Z)           U.S. Core Fixed Income (Y)
                                             Municipal Bond Fund (AA)                    Global Fixed Income (Z)
                                             Balanced Fund (BB)                          Municipal Bond Fund (AA)
                                             Short Duration Fund (CC)                    Balanced Fund (BB)
                                             Long-Short Market Neutral (ZZ)              Short Duration Fund (CC)
                                             Long-Short Equity (BBB)                     Long-Short Market Neutral (ZZ)
                                             Select Economic Value Equity (FFF)          Long-Short Equity (BBB)
                                                                                         Select Economic Value Equity (FFF)
----------------------------------------------------------------------------------------------------------------------------------
 BEA (Investor Classes)                      International Equity (II)                   International Equity (II)
                                             Emerging Markets Equity (JJ)                Emerging Markets Equity (JJ)
                                             High Yield (KK)                             High Yield (KK)
                                             Global Telecommunications (LL)              Global Telecommunications (LL)

                                             Investor Shares of other non-RBB funds      Investor Shares of other non-RBB funds
                                             advised by BEA Associates                   Advised by BEA Associates
----------------------------------------------------------------------------------------------------------------------------------
 BEA (Advisor Classes)                       International Equity (MM)
                                             Emerging Markets Equity (NN)                International Equity (MM)
                                             High Yield (OO)                             Emerging Markets Equity (NN)
                                             Global Telecommunications (PP)              High Yield (OO)
                                             Long-Short Market Neutral (AAA)             Global Telecommunications (PP)
                                             Long-Short Equity (CCC)                     Long-Short Market Neutral (AAA)
                                             Select Economic Value Equity (GGG)          Long-Short Equity (CCC)
                                             U.S. Core Equity (HHH)                      Select Economic Value Equity (GGG)
                                                                                         U.S. Core Equity (Class HHH)
                                             Advisor Shares of other non-RBB funds
                                             advised by BEA Associates                   Advisor Shares of other non-RBB funds
                                                                                         advised by BEA Associates
----------------------------------------------------------------------------------------------------------------------------------
 Cash Preservation                           Money Market (G)
                                             Municipal Money Market (H)                  Money Market (G)
                                                                                         Municipal Money Market (H)
----------------------------------------------------------------------------------------------------------------------------------
 RBB                                         Money Market (E)
                                             Municipal Money Market (F)                  Money Market (E)
                                             Government Securities (P)                   Municipal Money Market (F)
                                                                                         Government Securities (P)
----------------------------------------------------------------------------------------------------------------------------------
 Bedford (Bear Stearns)                      Money Market (L)
                                                                                         Common Shares of other non-RBB funds
                                                                                         advised or sponsored by Bear, Stearns &
                                                                                         Co. Inc.
----------------------------------------------------------------------------------------------------------------------------------


                                       9

----------------------------------------------------------------------------------------------------------------------------------
                                             Money Market (L)
 Bedford (Valley Forge)                                                                  Common Shares of other non-RBB funds
                                                                                         advised or sponsored by Valley Forge
                                                                                         Capital Holdings, Inc.
----------------------------------------------------------------------------------------------------------------------------------
 n/i                                         Micro Cap (FF)
                                             Growth (GG)                                 Growth & Value (HH)
                                             Growth & Value (HH)                         Larger Cap Value (XX)
                                             Larger Cap Value (XX)
----------------------------------------------------------------------------------------------------------------------------------
 Schneider Capital Management                Schneider Management Value (YY)             Schneider Management Value (YY)
----------------------------------------------------------------------------------------------------------------------------------
 Boston Partners (Institutional Classes)     Mid Cap Value (TT)
                                             Large Cap Value (QQ)                        Mid Cap Value (TT)
                                             Bond (VV)                                   Large Cap Value (QQ)
                                             Micro Cap Value (DDD)                       Bond (VV)
                                                                                         Micro Cap Value (DDD)
----------------------------------------------------------------------------------------------------------------------------------
 Boston Partners (Investor Classes)          Mid Cap Value (UU)
                                             Large Cap Value (RR)                        Mid Cap Value (UU)
                                             Bond (WW)                                   Large Cap Value (RR)
                                             Micro Cap Value (EEE)                       Bond (WW)
                                                                                         Micro Cap Value (EEE)
----------------------------------------------------------------------------------------------------------------------------------
----------------------------------------------------------------------------------------------------------------------------------





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